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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): July 20, 2004
                                                          (July 20, 2004)
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                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


               0-10592                                  14-1630287
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      (Commission File Number)              (IRS Employer Identification No.)

       -----------------------------------------------------------------------

                  5 Sarnowski Drive, Glenville, New York 12305
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------

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






TrustCo Bank Corp NY


Item 7.        Financial Statements and Exhibits

               (c) Exhibits

               Reg S-K Exhibit No.    Description

                   99(a) Highlights Press Release dated July 20, 2004, for the period ending June 30, 2004, regarding year to date and second quarter results.

                   99(b)              Press Release dated July 20, 2004, for
                                      the period ending June 30, 2004, regarding year to date and second quarter results.

 Item 12.      Results of Operations and Financial Condition


               On July 20, 2004, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and second quarter results for the period ending June 30, 2004. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 20, 2004

                                           TrustCo Bank Corp NY
                                          (Registrant)


                                           By:/s/ Robert T. Cushing
                                         ----------------------------
                                           Robert T. Cushing
                                           Executive Vice President and
                                           Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                            Page
------------------         ----------------------------         ----------
     99(a)                 Highlights Press Release of              5
                           July 20, 2004,  for the period
                           ending June 30, 2004,  regarding
                           year to date and second quarter results.

     99(b)                 Press Release of July 20, 2004,          6-7
                           for the period ending June 30, 2004,
                           regarding year to date and second quarter results.

TRUSTCO                                                        Exhibit 99(a)
Bank Corp NY                                                   News Release
----------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

         Subsidiary:     Trustco Bank
                                                               NASDAQ - TRST

         Contact:        Robert Leonard
                         Vice President
                         518-381-3693

FOR IMMEDIATE RELEASE: Glenville, New York - July 20, 2004

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                           2004                            2003
                                           ------------------------------------
Three Months Ended June 30:
         Net Income              $       14,371                          13,411
         Provision for Loan Losses          150                             300

Average Equivalent Shares Outstanding:
         Basic                       74,354,000                      74,369,000
         Diluted                     75,095,000                      75,237,000

         Net Income per Share:
         Basic                  $         0.193                           0.180
         Diluted                          0.191                           0.178
                                          =====                           =====
Six Months Ended June 30:
         Net Income                $     28,504                          26,603
         Provision for Loan Losses          300                             600

Average Equivalent Shares Outstanding:
         Basic                       74,241,000                      74,309,000
         Diluted                     75,085,000                      75,210,000

         Net Income per Share:
         Basic                $           0.384                           0.358
         Diluted                          0.380                           0.354
                                          =====                           =====

Period End:
Total Assets                          2,849,227                       2,683,165
Total Nonperforming Loans                 2,879                           3,936
Total Nonperforming Assets                2,879                           3,936
Allowance for Loan Losses                48,347                          49,528
Allowance as a Percentage
  of Total Loans                           4.14%                           3.88%

TRUSTCO                                                         Exhibit 99(b)
Bank Corp NY                                                    News Release
------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank

Contact:     Robert M. Leonard
             Vice President
            (518) 381-3693

FOR IMMEDIATE RELEASE:

                 TrustCo Announces Record Second Quarter Results



Glenville, New York - July 20, 2004 TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that it achieved record results for the second quarter of 2004 and for the first six months of the year. Net income for the second quarter of 2004 was $14.4 million, or $0.191 diluted earnings per share, compared to $13.4 million, or $0.178 diluted earnings per share, for the second quarter of 2003. The second quarter results reflect an increase of 7.2% in net income and 7.3% in diluted earnings per share over the comparable period in 2003.

Year to date results reflect significant increases in both net income and diluted earnings per share between 2003 and 2004. For the six months ended June 30, 2004 net income was $28.5 million and diluted earnings per share were $0.380, compared to net income of $26.6 million and diluted earnings per share of $0.354 for the comparable six month period in 2003. The six-month results reflect an increase of 7.1% in net income and 7.3% in diluted earnings per share for 2004 compared to the same six-month period in 2003.

Commenting on the results for 2004, Robert J. McCormick, President and Chief Executive Officer noted, "The current quarter and the year to date 2004 results are very good, and set the stage for continued growth into the second half of this year."

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 69 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $945 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                                                 Three Months Ended
                                                                 06/30/2004            03/31/2004              06/30/2003
Summary of operations
   Net interest income (TE)                                         $26,025               $26,388                  26,140
   Provision for loan losses                                            150                   150                     300
   Net securities transactions                                        3,588                 4,186                   2,234
   Noninterest income                                                 4,787                 4,535                   5,274
   Noninterest expense                                               11,699                12,508                  12,579
   Net income                                                        14,371                14,133                  13,411

Per common share
   Net income per share:
          - Basic                                                    $0.193                $0.191                   0.180
          - Diluted                                                   0.191                 0.188                   0.178
   Cash dividends                                                     0.150                 0.150                   0.150
   Tangible Book value at period end                                   2.89                  3.15                    3.16
   Market price at period end                                         13.10                 13.46                   11.06

At period end
   Full time equivalent employees                                       494                   490                     492
   Full service banking offices                                          69                    69                      64

Performance ratios
   Return on average assets                                            2.04 %                2.04                    1.98
   Return on average equity (1)                                       28.18                 27.30                   26.25
   Efficiency (2)                                                     37.67                 38.87                   37.57
   Net interest spread (TE)                                            3.57                  3.75                    3.74
   Net interest margin (TE)                                            3.78                  3.95                    4.00
   Dividend payout ratio                                              77.54                 78.65                   83.01

Capital ratios at period end (3)
   Total equity to assets                                              7.41 %                7.27                    7.76
   Tier 1 risk adjusted capital                                       16.61                 16.44                   16.33
   Total risk adjusted capital                                        17.89                 17.72                   17.62

Asset quality analysis at period end
   Nonperforming loans to total loans                                  0.25 %                0.27                    0.31
   Nonperforming assets to total assets                                0.10                  0.11                    0.15
   Allowance for loan losses to total loans                            4.14                  4.13                    3.88
   Coverage ratio (4)                                                 16.8 X                15.4                    12.6 X

(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE income/expense, amortization of intangibles and any unique charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(4)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

                                                    Six Months Ended
                                           06/30/2004            06/30/2003
Summary of operations
   Net interest income (TE)                   $52,460               $51,770
   Provision for loan losses                      300                   600
   Net securities transactions                  7,774                 5,330
   Noninterest income                           9,322                10,028
   Noninterest expense                         24,207                25,248
   Net income                                  28,504                26,603

Per common share (1)
   Net income per share:
          - Basic                               0.384                 0.358
          - Diluted                             0.380                 0.354
   Cash dividends                               0.300                 0.300
   Tangible Book value at period end             2.89                  3.16
   Market price at period end                   13.10                 11.06

Performance ratios
   Return on average assets                      2.04 %                1.98
   Return on average equity (2)                 27.74                 26.15
   Efficiency (3)                               38.28                 38.05
   Net interest spread (TE)                      3.66                  3.73
   Net interest margin (TE)                      3.87                  3.98
   Dividend payout ratio                        78.09                 83.57


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                      06/30/2004            12/31/2003              06/30/2003


ASSETS

  Loans, net                                                          $1,118,063             1,113,527               1,226,805
  Securities available for sale                                        1,122,266             1,176,926                 964,160
  Federal funds sold and other short-term investments                    484,433               355,257                 378,175
                                                                  -------------------    ------------------   ---------------------

     Total earning assets                                              2,724,762             2,645,710               2,569,140

  Cash and due from banks                                                 46,575                56,425                  55,927
  Bank premises and equipment                                             20,091                20,168                  19,372
  Other assets                                                            57,799                55,816                  38,726
                                                                   -------------------    ------------------   ---------------------

     Total assets                                                     $2,849,227             2,778,119               2,683,165
                                                                   ===================    ==================   =====================

LIABILITIES
  Deposits:
     Demand                                                             $209,271               197,116                 194,642
     Interest-bearing checking                                           332,269               334,038                 312,851
     Savings                                                             827,145               780,862                 769,476
     Money market                                                        160,944               159,645                 145,010
     Certificates of deposit (in denominations of $100,000 or more)      174,882               170,423                 151,907
     Other time deposits                                                 789,485               777,726                 761,696
                                                                  -------------------    ------------------   ---------------------

       Total deposits                                                  2,493,996             2,419,810               2,335,582

  Short-term borrowings                                                  106,656                90,608                  71,283
  Long-term debt                                                             141                   239                     334
  Other liabilities                                                       33,815                40,700                  41,538
                                                                  -------------------    ------------------   ---------------------

     Total liabilities                                                 2,634,608             2,551,357               2,448,737

SHAREHOLDERS' EQUITY                                                     214,619               226,762                 234,428
                                                                  -------------------    ------------------   ---------------------

     Total liabilities and
       shareholders' equity                                           $2,849,227             2,778,119               2,683,165
                                                                  ===================    ==================   =====================

Number of common shares
  outstanding, in thousands                                               74,191                73,946                  74,120


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                        Three Months Ended
                                                                      06/30/2004            03/31/2004              06/30/2003

Interest income
     Loans                                                               $18,429               $18,781                  22,722
     Investments                                                          14,470                14,434                  10,541
     Federal funds sold and other short term investments                   1,206                 1,194                   1,482
                                                                  -------------------    ------------------   ---------------------

          Total interest income                                           34,105                34,409                  34,745

Interest expense
     Deposits                                                              9,236                 9,165                  10,082
     Borrowings                                                              203                   181                     264
                                                                  -------------------    ------------------   ---------------------

          Total interest expense                                           9,439                 9,346                  10,346
                                                                  -------------------    ------------------   ---------------------

          Net interest income                                             24,666                25,063                  24,399

Provision for loan losses                                                    150                   150                     300
                                                                  -------------------    ------------------   ---------------------

          Net interest income after
            provision for loan losses                                     24,516                24,913                  24,099

Net securities transactions                                                3,588                 4,186                   2,234
Noninterest income                                                         4,787                 4,535                   5,274
Noninterest expense                                                       11,699                12,508                  12,579
                                                                  -------------------    ------------------   ---------------------

Income before income taxes                                                21,192                21,126                  19,028
Income tax expense                                                         6,821                 6,993                   5,617
                                                                  -------------------    ------------------   ---------------------

Net income                                                               $14,371               $14,133                  13,411
                                                                  ===================    ==================   =====================


Net income per share:
          - Basic                                                         $0.193                $0.191                   0.180
          - Diluted                                                       $0.191                $0.188                   0.178

Avg equivalent shares outstanding, in thousands:
          - Basic                                                         74,354                74,129                  74,369
          - Diluted                                                       75,095                75,075                  75,237
                                                                  ===================    ==================   =====================




CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                              Six Months Ended
                                                                        06/30/04              06/30/03

Interest income
     Loans                                                               $37,210               $47,308
     Investments                                                          28,904                19,701
     Federal funds sold and other short term investments                   2,400                 3,137
                                                                  -----------------------------------------

          Total interest income                                           68,514                70,146

Interest expense
     Deposits                                                             18,401                21,435
     Borrowings                                                              384                   617
                                                                   -----------------------------------------

          Total interest expense                                          18,785                22,052
                                                                   -----------------------------------------

          Net interest income                                             49,729                48,094

Provision for loan losses                                                    300                   600
                                                                   -----------------------------------------

          Net interest income after
            provision for loan losses                                     49,429                47,494

Net securities transactions                                                7,774                 5,330
Noninterest income                                                         9,322                10,028
Noninterest expense                                                       24,207                25,248
                                                                    -----------------------------------------

Income before income taxes                                                42,318                37,604
Income tax expense                                                        13,814                11,001
                                                                    -----------------------------------------

Net income                                                               $28,504               $26,603
                                                                    =========================================


Net income per share:
          - Basic                                                         $0.384                $0.358
          - Diluted                                                       $0.380                $0.354

Avg equivalent shares outstanding, in thousands:
          - Basic                                                         74,241                74,309
          - Diluted                                                       75,085                75,210
                                                                    =========================================


CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                              Three Months Ended
                                    06/30/2004      03/31/2004     06/30/2003

Total assets                        $2,840,753       2,781,764      2,716,166
Shareholders' equity                   213,533         230,402        231,770
Total loans                          1,162,207       1,162,611      1,307,353
Securities available for sale        1,090,677       1,065,578        832,516
Interest-earning assets              2,749,118       2,666,318      2,615,344
Interest-bearing deposits            2,271,261       2,226,022      2,135,035
Interest-bearing liabilities         2,383,543       2,325,874      2,259,803
Demand deposits                        208,612         195,052        187,977


                                            Six Months Ended
                                    06/30/2004            06/30/2003

Total assets                        $2,811,260             2,703,475
Shareholders' equity                   221,968               232,341
Total loans                          1,161,989             1,345,918
Securities available for sale        1,059,597               741,275
Interest-earning assets              2,707,721             2,595,029
Interest-bearing deposits            2,248,642             2,117,574
Interest-bearing liabilities         2,354,709             2,254,243
Demand deposits                        201,832               180,728

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